UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2010

99¢ ONLY STORES
(Exact Name of Registrant as Specified in Charter)

California	1-11735	95-2411605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 East Union Pacific Avenue
City of Commerce, California	90023
(Address of Principal Executive Offices)	(Zip Code)

(323) 980-8145
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)      On September 14, 2010, at the 2010 Annual Meeting of Shareholders (the “Annual Meeting”) of 99¢ Only Stores (the “Company”), the shareholders of the Company approved the 99¢ Only Stores 2010 Equity Incentive Plan (the “2010 Plan”).  There will be no further grants under the Company’s prior equity compensation plan, the 1996 Stock Option Plan (the “1996 Plan”).  The 2010 Plan authorizes the issuance of 4,999,999 shares of the Company’s common stock.  This includes the unused capacity that will be rolled over from the 1996 Plan and that will become subject to the terms of the 2010 Plan.  Employees, non-employee directors and consultants of the Company and its affiliates are eligible to receive awards under the 2010 Plan, as determined by the Compensation Committee or the Board of Directors of the Company.  A summary of the 2010 Plan was included in the Company’s definitive proxy materials for the Annual Meeting filed with the Securities and Exchange Commission on July 26, 2010.

A copy of the 2010 Plan is included with this Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing summary is qualified in its entirety by reference to the terms and provisions of the 2010 Plan.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 14, 2010, the Company held its Annual Meeting.

The following items were voted on by shareholders at the Annual Meeting and listed below are the final voting results:

1.	The shareholders elected the following individuals to the Company’s Board of Directors:

Nominee	For	Against	Abstain	Broker Non-Votes
David Gold	56,064,217	7,177,687	24,882	4,380,410
Eric Schiffer	60,797,569	2,442,865	26,352	4,380,410
Jeff Gold	60,540,407	2,700,432	25,947	4,380,410
Eric G. Flamholtz	61,574,550	1,660,471	31,765	4,380,410
Lawrence Glascott	56,930,789	6,310,709	25,288	4,380,410
Marvin Holen	55,174,897	8,061,578	30,311	4,380,410
Peter Woo	61,806,959	1,442,921	16,906	4,380,410

2.	The shareholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 2, 2011:

For	Against	Abstain
67,489,233	89,509	68,454

3.	The shareholders approved the 99¢ Only Stores 2010 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
59,826,640	3,406,979	33,167	4,380,410

4.	The shareholders did not approve a shareholder proposal regarding limits for directors receiving 20% in against votes:

For	Against	Abstain	Broker Non-Votes
5,385,828	56,523,232	1,357,726	4,380,410

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.

10.1	99¢ Only Stores 2010 Equity Incentive Plan

10.2	Form of 2010 Equity Incentive Plan Stock Option Award Agreement

10.3	Form of 2010 Equity Incentive Plan Non-Employee Director Stock Option Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

99¢ ONLY STORES

Date: September 17, 2010	By:	/s/ Eric Schiffer
Eric Schiffer
Chief Executive Officer

Exhibit Index

Exhibit No.

10.1	99¢ Only Stores 2010 Equity Incentive Plan

10.2	Form of 2010 Equity Incentive Plan Stock Option Award Agreement

10.3	Form of 2010 Equity Incentive Plan Non-Employee Director Stock Option Award Agreement